EXHIBIT 10.4

                             JOINT VENTURE AGREEMENT

THIS JOINT VENTURE AGREEMENT (the "Agreement"), made and entered into as of this 1st day of July, 2001, by and between Wien Group, Inc., A New York corporation located at 525 Washington Blvd., Jersey City, NJ 07310 (hereinafter "Wien") and United Institutional Investments, Inc., a Delaware corporation located at 83 Holland Avenue, Demarest, NJ 07627 (hereinafter "United"). This Agreement supercedes all previous agreements and contracts between the parties.

                                    ARTICLE I

                               GENERAL PROVISIONS

1.01 Business Purpose.  The business of the Joint Venture shall be as follows:

To provide merchant services to small and emerging growth companies. These services include corporate finance, merger and acquisition advisory services, consulting on overall corporate strategy, facilitating asset-based and structured lending.

1.02 Term of the Agreement. This Joint Venture shall commence on the date first above written and shall continue in existence until terminated, liquidated, or dissolved by law or as hereinafter provided.

                                   ARTICLE II

                               GENERAL DEFINITIONS

The  following  comprise  the  general  definitions  of terms  utilized  in this
Agreement:

2.01 Affiliate.   An  Affiliate  of an  entity  is a person  that,  directly  or indirectly through one or more intermediaries, controls, is controlled by or is under common control of such entity.

2.02 Capital Contribution(s). The capital contribution to the Joint Venture actually made by the parties, including property, cash and any additional capital contributions made.

2.03 Profits  and  Losses.   Any income or loss of the  Partnership  for federal
income tax purposes determined by the Partnership's fiscal year, including, without limitation, each item of Partnership income, gain, loss or deduction.





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                                                                    EXHIBIT 10.4


                                   ARTICLE III

                       OBLIGATIONS OF THE JOINT VENTURERS

Alan D. Hirsch, President of United Institutional Investments, Inc. and Stephen Wien, President of Wien Group, Inc. are responsible for all operations and decisions of the Joint Venture and will be compensated for providing various services.

                                   ARTICLE IV

                           ALLOCATIONS & COMPENSATION

4.01 Profits and Losses. Commencing on the date hereof and ending on the termination of the business of the Joint Venture, all profits, losses and other allocations to the Joint Venture shall be allocated as follows at the conclusion of each fiscal year:

Wien Group, Inc.  - 50%
United Institutional Investments, Inc.  - 50%

4.02 Compensation shall be pursuant to individual agreements or contracts with clients. They shall contain compensation as follows:

1. Advisory and/or consulting fees paid in either cash and/or in freely tradable or restricted stock.

2. Referral commissions and financing fees shall be paid in either cash and/or in freely tradable or restricted stock for M&A and corporate finance services.

                                    ARTICLE V

                    RIGHTS AND DUTIES OF THE JOINT VENTURERS

5.01 Business of the Joint Venture. Wien Group, Inc. shall have full, exclusive and complete authority and discretion in the management and control of the business of the Joint Venture for the purposes herein stated and shall make all decisions affecting the business of the Joint Venture. At such, any action taken shall constitute the act of, and serve to bind, the Joint Venture. Wien Group, Inc. shall manage and control the affairs of the Joint Venture to the best of its ability and shall use its best efforts to carry out the business of the Joint Venture.





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                                                                    EXHIBIT 10.4


                                   ARTICLE VI

            AGREEMENTS WITH THIRD PARTIES AND WITH AFFILIATES OF THE
                                 JOINT VENTURERS

6.01 Validity of Transactions. Affiliates of the parties to this Agreement may be engaged to perform services for the Joint Venture. The validity of any transaction, agreement of payment involving the Joint Venture and any Affiliates of the parties to this Agreement otherwise permitted by the terms of this Agreement shall not be affected by reason of the relationship between them and such Affiliates or the approval of said transactions, agreement or payment.

6.02 Other Business of the Parties to this Agreement. The parties to this Agreement and their respective Affiliates may have interests in businesses other than the Joint Venture business. The Joint Venture shall not have the right to the income or proceeds derived from such other business interests and, even if they are competitive with the Partnership business, such business interests shall not be deemed wrongful or improper.

                                   ARTICLE VII

                               PAYMENT OF EXPENSES

All expenses of the Joint Venture shall be borne and shared equally by the parties.

                                  ARTICLE VIII

                     INDEMNIFICATION OF THE JOINT VENTURERS

The parties to this Agreement shall have no liability to the other for any loss suffered which arises out of any action or inaction if, in good faith, it is determined that such course of conduct was in the best interests of the Joint Venture and such course of conduct did not constitute negligence or misconduct. The parties to this Agreement shall each be indemnified by the other against losses, judgments, liabilities, expenses and amounts paid in settlement of any claims sustained by it in connection with the Joint Venture.

                                   ARTICLE IX

                                   DISSOLUTION

9.01 Events of the Joint Venturers. The Joint Venture shall be dissolved upon the happening of any of the following events:


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                                                                    EXHIBIT 10.4


(a) The adjudication of bankruptcy, filing of a petition pursuant to a Chapter of the Federal Bankruptcy Act, withdrawal, removal or insolvency of either of the parties.

(b) The sale or other disposition, not including an exchange of all, or substantially all, of the Joint Venture assets.

(c)  Mutual agreement of the parties.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

10.01 Books and Records. The Joint Venture shall keep adequate books and records at its place of business, setting forth a true and accurate account of all business transactions arising out of and in connection with the conduct of the Joint Venture.

10.02 Validity. In the event that any provision of this Agreement shall be held to be invalid, the same shall not affect in any respect whatsoever the validity of the remainder of this Agreement.

10.03 Integrated Agreement. This Agreement constitutes the entire understanding and agreement among the parties hereto with respect to the subject matter hereof, and there are no agreements, understandings, restrictions or warranties among the parties other than those set forth herein provided for.

10.04 Headings. The headings, titles and subtitles used in this Agreement are for ease of reference only and shall not control or affect the meaning or construction of any provision hereof.

10.05 Notices. Except as may be otherwise specifically provided in this Agreement, all notices required or permitted hereunder shall be in writing and shall be deemed to be delivered when deposited in the United States mail, postage prepaid, certified or registered mail, return receipt requested, addressed to the parties at their respective addresses set forth in this Agreement or at such other addresses as may be subsequently specified by written notice.

10.06 Applicable Law and Venue. This Agreement shall be construed and enforced under the laws of the State of New Jersey.

10.07 Other Instruments. The parties hereto covenant and agree that they will execute each such other and further instruments and documents as are or may become reasonably necessary or convenient to effectuate and carry out the purposes of this Agreement.

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                                                                    EXHIBIT 10.4


IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written. Signed, sealed and delivered in the presence of

Accepted & Agreed,

                                                     UNITED INSTITUTIONAL
WIEN GROUP, INC.                                     INVESTMENTS, INC



     /s/ Stephen Wien                                     /s/ Alan D. Hirsch
     --------------------                                 --------------------
By:  Stephen Wien                                    By:  Alan D. Hirsch
     President                                            President




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